UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 30, 2023

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Tonix Pharmaceuticals Holding Corp, Inc. (the “Company”) previously filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) on July 3, 2023. The Original 8-K disclosed the acquisition by Tonix Medicines, Inc., a wholly-owned subsidiary of the Company, of Upsher-Smith Laboratories LLC (“Seller”) assets related to Seller’s Zembrace® SymTouch® (sumatriptan injection) 3 mg and Tosymra® (sumatriptan nasal spray) 10 mg products (such businesses collectively, the “Business”) and inventory related to the Business (the “Acquisition”).

This Amendment No. 1 to the Original 8-K is being filed to provide the required financial statements under Rule 3-05 of Regulation S-X with respect to the Acquisition. Additionally, this report presents the required pro forma financial information reflecting the impact of the Acquisition on the Company.

The Company’s results with respect to the Acquisition may be materially different from those expressed in this amended current report due to various factors, including but not limited to those set forth in the Company’s filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited abbreviated statements of assets acquired from Seller, which comprise all of the assets acquired by the Company pursuant to the Acquisition, as of March 31, 2023 and March 31, 2022 and the audited abbreviated statements of net product sales net of direct expenses for the years then ended, and the related notes to abbreviated financial statements are filed herewith as Exhibit 99.01 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company and the assets acquired from Seller pursuant to the Acquisition are filed herewith as Exhibit 99.02 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2023

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2023 and the year ended December 31, 2022

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Exhibit No.	Description

23.01	Consent of KPMG LLP

99.01	Audited abbreviated financial statements with respect to the Business

99.02	Unaudited pro forma condensed combined financial information with respect to the Acquisition of the Business

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: July 18, 2023	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer